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                                                                    EXHIBIT 99.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.  SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB for the period ending October 31, 2002 as filed with the Securities and Exchange Commission by TriMedia Entertainment Group, Inc. (the "Company") on the date hereof (the "Report"), I, Christopher Schwartz, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 17, 2003                       /s/ Christopher Schwartz
                                     ------------------------
                                     Christopher Schwartz
                                     Chief Executive Officer and
                                     Chief Financial Officer








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